EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the accompanying Annual Report of Gen2Media Corporation (the “Company”) on Form 10-K for the period ended June 30, 2008 (the “Report”), I, James Byrd, Chief Executive Officer of the Company, hereby certify that to my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)           The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

Date: September 29, 2008	By:	/s/ James Byrd
James Byrd
Chief Executive Officer